--------------------------------------------------------------------------------
                           (Filed pursuant to Rule 433; SEC File No. 333-124562)

[CCM LOGO OMITTED]
CARRINGTON CAPITAL MANAGEMENT

COMPUTATIONAL MATERIALS

$1,378,474,000 (APPROXIMATE)

--------------------------------------------------------------------------------

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC1
ASSET-BACKED PASS-THROUGH CERTIFICATES

--------------------------------------------------------------------------------

CARRINGTON SECURITIES, LP
Sponsor

NEW CENTURY MORTGAGE CORPORATION & HOME123 CORPORATION
Originators

NEW CENTURY MORTGAGE CORPORATION
Servicer

STANWICH ASSET ACCEPTANCE COMPANY, L.L.C.
Depositor

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC1
Issuing Entity

--------------------------------------------------------------------------------
                                  BEAR STEARNS
This information should be considered only after reading Bear Stearns' Statement
Regarding Free Writing Prospectus (the "Statement"), which should be attached.
Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

--------------------------------------------------------------------------------
                           (Filed pursuant to Rule 433; SEC File No. 333-124562)

JANUARY 23, 2006

--------------------------------------------------------------------------------
                                  BEAR STEARNS
This information should be considered only after reading Bear Stearns' Statement
Regarding Free Writing Prospectus (the "Statement"), which should be attached.
Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC1     $1,378,474,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                          JANUARY 23, 2006
--------------------------------------------------------------------------------

                STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The information in this free writing prospectus, if conveyed prior to the time of your contractual commitment to purchase any of the Offered Certificates, supersedes any information contained in any prior similar materials relating to the Offered Certificates. The information in this free writing prospectus is preliminary, and is subject to completion or change. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. This free writing prospectus is being delivered to you solely to provide you with information about the offering of the Offered Certificates referred to in this free writing prospectus and to solicit an offer to purchase the Offered Certificates, when, as and if issued. Any such offer to purchase made by you will not be accepted and will not constitute a contractual commitment by you to purchase any of the
Offered Certificates, until we have accepted your offer to purchase Offered
Certificates. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

The information in this free writing prospectus may be based on preliminary assumptions about the mortgage loans and the structure. Any such assumptions are subject to change.

The information in this free writing prospectus may reflect parameters, metrics or scenarios specifically requested by you. If so, prior to the time of your commitment to purchase, you should request updated information based on any parameters, metrics or scenarios specifically required by you.

                    IMPORTANT NOTICE REGARDING THE CONDITIONS
                  FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The Offered Certificates referred to in these materials are being sold when, as and if issued. The issuer is not obligated to issue such Offered Certificates or any similar security and the underwriter's obligation to deliver such Offered
Certificates is subject to the terms and conditions of the underwriting agreement with the issuer and the availability of such Offered Certificates when, as and if issued by the issuer. You are advised that the terms of the
Offered Certificates, and the characteristics of the mortgage loan pool backing them, may change (due, among other things, to the possibility that mortgage loans that comprise the pool may become delinquent or defaulted or may be removed or replaced and that similar or different mortgage loans may be added to the pool, and that one or more classes of Offered Certificates may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. You are advised that Offered Certificates may not be issued that have the characteristics described in these materials. The underwriter's obligation to sell such Offered Certificates to you is conditioned on the mortgage loans and Offered Certificates having the characteristics described in these materials. If for any reason the issuer does not deliver such Offered
Certificates, the underwriter will notify you, and neither the issuer nor any underwriter will have any obligation to you to deliver all or any portion of the
Offered Certificates which you have committed to purchase, and none of the issuer nor any underwriter will be liable for any costs or damages whatsoever arising from or related to such non-delivery.

THE DEPOSITOR HAS FILED A REGISTRATION STATEMENT (INCLUDING A PROSPECTUS) WITH
THE SECURITIES AND EXCHANGE COMMISSION (THE SEC) FOR THE OFFERING TO WHICH THIS
COMMUNICATION RELATES. BEFORE YOU INVEST, YOU SHOULD READ THE PROSPECTUS IN THAT
REGISTRATION STATEMENT AND OTHER DOCUMENTS THE DEPOSITOR HAS FILED WITH THE SEC
FOR MORE COMPLETE INFORMATION ABOUT THE DEPOSITOR AND THE OFFERING. YOU MAY GET
THESE DOCUMENTS AT NO CHARGE BY VISITING EDGAR ON THE SEC WEB SITE AT
WWW.SEC.GOV. ALTERNATIVELY, THE DEPOSITOR, ANY UNDERWRITER OR ANY DEALER
PARTICIPATING IN THE OFFERING WILL ARRANGE TO SEND YOU THE PROSPECTUS AT NO
CHARGE IF YOU REQUEST IT BY CALLING TOLL-FREE 1-866-803-9204.

                                  BEAR STEARNS
                                        2
This information should be considered only after reading Bear Stearns' Statement
Regarding Free Writing Prospectus (the "Statement"), which should be attached.
Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC1     $1,378,474,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                          JANUARY 23, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WEIGHTED AVERAGE LIFE SENSITIVITY
TO OPTIONAL REDEMPTION
--------------------------------------------------------------------------------

                                                                  PERCENTAGE OF PREPAYMENT ASSUMPTION
-------------------------------------------------------------------------------------------------------------------------------
                                               0PPC             50PPC             100PPC              150PPC             200PPC
-------------------------------------------------------------------------------------------------------------------------------
                               A1
-------------------------------------------------------------------------------------------------------------------------------

                              WAL             14.71              1.67               1.00                0.73               0.60
                 Principal Window           1 - 259            1 - 36             1 - 21              1 - 15             1 - 11
             Principal Window End         9/25/2027         2/25/2009         11/25/2007           5/25/2007          1/25/2007
-------------------------------------------------------------------------------------------------------------------------------
                               A2
-------------------------------------------------------------------------------------------------------------------------------
                              WAL             22.95              3.72               2.00                1.47               1.11
                 Principal Window         259 - 294           36 - 56            21 - 27             15 - 20            11 - 15
             Principal Window End         8/25/2030        10/25/2010          5/25/2008          10/25/2007          5/25/2007
-------------------------------------------------------------------------------------------------------------------------------
                               A3
-------------------------------------------------------------------------------------------------------------------------------
                              WAL             26.77              7.58               3.00                1.90               1.50
                 Principal Window         294 - 344          56 - 144            27 - 69             20 - 26            15 - 21
             Principal Window End        10/25/2034         2/25/2018         11/25/2011           4/25/2008         11/25/2007
-------------------------------------------------------------------------------------------------------------------------------
                               A4
-------------------------------------------------------------------------------------------------------------------------------
                              WAL             28.79             12.37               5.96                2.38               1.85
                 Principal Window         344 - 345         144 - 148            69 - 71             26 - 30            21 - 23
             Principal Window End        11/25/2034         6/25/2018          1/25/2012           8/25/2008          1/25/2008
-------------------------------------------------------------------------------------------------------------------------------
                               M1
-------------------------------------------------------------------------------------------------------------------------------
                              WAL             26.84              8.18               5.02                2.66               2.01
                 Principal Window         281 - 345          47 - 148            52 - 71             30 - 32            23 - 25
             Principal Window End        11/25/2034         6/25/2018          1/25/2012          10/25/2008          3/25/2008
-------------------------------------------------------------------------------------------------------------------------------
                               M2
-------------------------------------------------------------------------------------------------------------------------------
                              WAL             26.84              8.18               4.68                2.81               2.20
                 Principal Window         281 - 345          47 - 148            47 - 71             32 - 34            25 - 27
             Principal Window End        11/25/2034         6/25/2018          1/25/2012          12/25/2008          5/25/2008
-------------------------------------------------------------------------------------------------------------------------------
                               M3
-------------------------------------------------------------------------------------------------------------------------------
                              WAL             26.84              8.18               4.52                2.94               2.36
                 Principal Window         281 - 345          47 - 148            45 - 71             34 - 35            27 - 29
             Principal Window End        11/25/2034         6/25/2018          1/25/2012           1/25/2009          7/25/2008
-------------------------------------------------------------------------------------------------------------------------------
                               M4
-------------------------------------------------------------------------------------------------------------------------------
                              WAL             26.84              8.18               4.44                3.23               2.51
                 Principal Window         281 - 345          47 - 148            43 - 71             35 - 42            29 - 31
             Principal Window End        11/25/2034         6/25/2018          1/25/2012           8/25/2009          9/25/2008

                                  BEAR STEARNS
                                        3
This information should be considered only after reading Bear Stearns' Statement
Regarding Free Writing Prospectus (the "Statement"), which should be attached.
Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC1     $1,378,474,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                          JANUARY 23, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WEIGHTED AVERAGE LIFE SENSITIVITY
TO OPTIONAL REDEMPTION
--------------------------------------------------------------------------------

                                                                  PERCENTAGE OF PREPAYMENT ASSUMPTION
-------------------------------------------------------------------------------------------------------------------------------
                                               0PPC             50PPC             100PPC              150PPC             200PPC
-------------------------------------------------------------------------------------------------------------------------------
                               M5
-------------------------------------------------------------------------------------------------------------------------------

                              WAL             26.84              8.18               4.38                3.55               2.66
                 Principal Window         281 - 345          47 - 148            42 - 71             42 - 42            31 - 32
             Principal Window End        11/25/2034         6/25/2018          1/25/2012           8/25/2009         10/25/2008
-------------------------------------------------------------------------------------------------------------------------------
                               M6
-------------------------------------------------------------------------------------------------------------------------------
                              WAL             26.84              8.18               4.33                3.55               2.76
                 Principal Window         281 - 345          47 - 148            41 - 71             42 - 42            32 - 33
             Principal Window End        11/25/2034         6/25/2018          1/25/2012           8/25/2009         11/25/2008
-------------------------------------------------------------------------------------------------------------------------------
                               M7
-------------------------------------------------------------------------------------------------------------------------------
                              WAL             26.84              8.18               4.29                3.55               2.80
                 Principal Window         281 - 345          47 - 148            40 - 71             42 - 42            33 - 33
             Principal Window End        11/25/2034         6/25/2018          1/25/2012           8/25/2009         11/25/2008
-------------------------------------------------------------------------------------------------------------------------------
                               M8
-------------------------------------------------------------------------------------------------------------------------------
                              WAL             26.84              8.18               4.27                3.55               2.80
                 Principal Window         281 - 345          47 - 148            40 - 71             42 - 42            33 - 33
             Principal Window End        11/25/2034         6/25/2018          1/25/2012           8/25/2009         11/25/2008
-------------------------------------------------------------------------------------------------------------------------------
                               M9
-------------------------------------------------------------------------------------------------------------------------------
                              WAL             26.84              8.18               4.24                3.55               2.80
                 Principal Window         281 - 345          47 - 148            39 - 71             42 - 42            33 - 33
             Principal Window End        11/25/2034         6/25/2018          1/25/2012           8/25/2009         11/25/2008

                                  BEAR STEARNS
                                        4
This information should be considered only after reading Bear Stearns' Statement
Regarding Free Writing Prospectus (the "Statement"), which should be attached.
Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC1     $1,378,474,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                          JANUARY 23, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WEIGHTED AVERAGE LIFE SENSITIVITY
TO MATURITY
--------------------------------------------------------------------------------

                                                                  PERCENTAGE OF PREPAYMENT ASSUMPTION
-------------------------------------------------------------------------------------------------------------------------------
                                               0PPC             50PPC             100PPC              150PPC             200PPC
-------------------------------------------------------------------------------------------------------------------------------
                               A1
-------------------------------------------------------------------------------------------------------------------------------

                              WAL             14.71              1.67               1.00                0.73               0.60
                 Principal Window           1 - 259            1 - 36             1 - 21              1 - 15             1 - 11
             Principal Window End         9/25/2027         2/25/2009         11/25/2007           5/25/2007          1/25/2007
-------------------------------------------------------------------------------------------------------------------------------
                               A2
-------------------------------------------------------------------------------------------------------------------------------
                              WAL             22.95              3.72               2.00                1.47               1.11
                 Principal Window         259 - 294           36 - 56            21 - 27             15 - 20            11 - 15
             Principal Window End         8/25/2030        10/25/2010          5/25/2008          10/25/2007          5/25/2007
-------------------------------------------------------------------------------------------------------------------------------
                               A3
-------------------------------------------------------------------------------------------------------------------------------
                              WAL             26.77              7.58               3.00                1.90               1.50
                 Principal Window         294 - 344          56 - 144            27 - 69             20 - 26            15 - 21
             Principal Window End        10/25/2034         2/25/2018         11/25/2011           4/25/2008         11/25/2007
-------------------------------------------------------------------------------------------------------------------------------
                               A4
-------------------------------------------------------------------------------------------------------------------------------
                              WAL             29.26             16.45               8.20                2.38               1.85
                 Principal Window         344 - 357         144 - 300           69 - 166             26 - 30            21 - 23
             Principal Window End        11/25/2035         2/25/2031         12/25/2019           8/25/2008          1/25/2008
-------------------------------------------------------------------------------------------------------------------------------
                               M1
-------------------------------------------------------------------------------------------------------------------------------
                              WAL             26.94              9.02               5.47                2.66               2.01
                 Principal Window         281 - 356          47 - 270           52 - 141             30 - 32            23 - 25
             Principal Window End        10/25/2035         8/25/2028         11/25/2017          10/25/2008          3/25/2008
-------------------------------------------------------------------------------------------------------------------------------
                               M2
-------------------------------------------------------------------------------------------------------------------------------
                              WAL             26.94              9.00               5.13                2.81               2.20
                 Principal Window         281 - 356          47 - 262           47 - 136             32 - 34            25 - 27
             Principal Window End        10/25/2035        12/25/2027          6/25/2017          12/25/2008          5/25/2008
-------------------------------------------------------------------------------------------------------------------------------
                               M3
-------------------------------------------------------------------------------------------------------------------------------
                              WAL             26.93              8.98               4.95                2.94               2.36
                 Principal Window         281 - 355          47 - 253           45 - 130             34 - 35            27 - 29
             Principal Window End         9/25/2035         3/25/2027         12/25/2016           1/25/2009          7/25/2008
-------------------------------------------------------------------------------------------------------------------------------
                               M4
-------------------------------------------------------------------------------------------------------------------------------
                              WAL             26.93              8.96               4.86                4.81               2.51
                 Principal Window         281 - 355          47 - 247           43 - 126            35 - 103            29 - 31
             Principal Window End         9/25/2035         9/25/2026          8/25/2016           9/25/2014          9/25/2008

                                  BEAR STEARNS
                                        5
This information should be considered only after reading Bear Stearns' Statement
Regarding Free Writing Prospectus (the "Statement"), which should be attached.
Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC1     $1,378,474,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                          JANUARY 23, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WEIGHTED AVERAGE LIFE SENSITIVITY
TO MATURITY
--------------------------------------------------------------------------------

                                                                  PERCENTAGE OF PREPAYMENT ASSUMPTION
-------------------------------------------------------------------------------------------------------------------------------
                                               0PPC             50PPC             100PPC              150PPC             200PPC
-------------------------------------------------------------------------------------------------------------------------------
                               M5
-------------------------------------------------------------------------------------------------------------------------------

                              WAL             26.93              8.94               4.78                6.14               2.66
                 Principal Window         281 - 355          47 - 240           42 - 121             65 - 84            31 - 32
             Principal Window End         9/25/2035         2/25/2026          3/25/2016           2/25/2013         10/25/2008
-------------------------------------------------------------------------------------------------------------------------------
                               M6
-------------------------------------------------------------------------------------------------------------------------------
                              WAL             26.93              8.91               4.71                5.06               2.76
                 Principal Window         281 - 354          47 - 232           41 - 117             55 - 70            32 - 33
             Principal Window End         8/25/2035         6/25/2025         11/25/2015          12/25/2011         11/25/2008
-------------------------------------------------------------------------------------------------------------------------------
                               M7
-------------------------------------------------------------------------------------------------------------------------------
                              WAL             26.93              8.87               4.65                4.53               2.89
                 Principal Window         281 - 354          47 - 224           40 - 112             50 - 67            33 - 35
             Principal Window End         8/25/2035        10/25/2024          6/25/2015           9/25/2011          1/25/2009
-------------------------------------------------------------------------------------------------------------------------------
                               M8
-------------------------------------------------------------------------------------------------------------------------------
                              WAL             26.93              8.83               4.61                4.22               3.00
                 Principal Window         281 - 353          47 - 215           40 - 106             47 - 64            35 - 36
             Principal Window End         7/25/2035         1/25/2024         12/25/2014           6/25/2011          2/25/2009
-------------------------------------------------------------------------------------------------------------------------------
                               M9
-------------------------------------------------------------------------------------------------------------------------------
                              WAL             26.92              8.77               4.54                4.01               4.98
                 Principal Window         281 - 353          47 - 207           39 - 102             45 - 61            36 - 72
             Principal Window End         7/25/2035         5/25/2023          8/25/2014           3/25/2011          2/25/2012

                                  BEAR STEARNS
                                        6
This information should be considered only after reading Bear Stearns' Statement
Regarding Free Writing Prospectus (the "Statement"), which should be attached.
Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC1     $1,378,474,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                          JANUARY 23, 2006
--------------------------------------------------------------------------------

                                  NET WAC RATE

                        --------------------------------
                          PERIOD        NET WAC RATE
                        --------------------------------
                             1               --
                             2              6.52
                             3              6.74
                             4              6.52
                             5              6.74
                             6              6.52
                             7              6.52
                             8              6.74
                             9              6.52
                             10             6.74
                             11             6.52
                             12             6.52
                             13             7.22
                             14             6.52
                             15             6.74
                             16             6.52
                             17             6.74
                             18             6.52
                             19             6.52
                             20             6.74
                             21             6.58
                             22             7.27
                             23             7.02
                             24             7.01
                             25             7.48
                             26             7.00
                             27             7.28
                             28             7.44
                             29             7.69
                             30             7.44
                             31             7.43
                             32             7.69
                             33             7.75
                             34             8.64
                             35             8.37
                             36             8.37
                             37             9.26
                             38             8.36
                             39             8.89
                             40             8.89
                             41             9.19
                             42             8.89
                             43             8.88
                             44             9.17
                             45             8.98
                             46             9.41
                             47             9.10
                             48             9.09
                             49            10.05
                             50             9.07
                             51             9.37
                             52             9.06
                             53             9.35
                             54             9.04
                             55             9.03
                             56             9.32
                             57             9.03
                             58             9.32
                             59             9.01
                             60             9.00
                             61             9.96
                             62             8.98
                             63             9.28
                             64             8.98
                             65             9.27
                             66             8.96
                             67             8.95
                             68             9.24
                             69             8.94
                             70             9.22
                             71             8.92

      Assumptions: Static Indices: 1mL=4.48% 6mL=4.72%

      10% Optional Cleanup Call Based On Pricing Prepayment Assumption

                                  BEAR STEARNS
                                        7
This information should be considered only after reading Bear Stearns' Statement
Regarding Free Writing Prospectus (the "Statement"), which should be attached.
Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC1     $1,378,474,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                          JANUARY 23, 2006
--------------------------------------------------------------------------------

                         CLASS A EFFECTIVE MAXIMUM RATE*

                        --------------------------------
                          PERIOD        CLASS A AFC
                        --------------------------------
                             1              --
                             2             10.00
                             3             10.00
                             4             10.00
                             5             10.00
                             6             10.00
                             7             10.00
                             8             10.00
                             9             10.00
                             10            10.00
                             11            10.00
                             12            10.00
                             13            10.00
                             14            10.00
                             15            10.00
                             16            10.00
                             17            10.00
                             18            10.00
                             19            10.00
                             20            10.00
                             21            10.00
                             22            10.00
                             23            10.00
                             24            10.00
                             25            10.00
                             26            10.00
                             27            10.00
                             28            10.00
                             29            10.00
                             30            10.00
                             31            10.00
                             32            10.00
                             33            10.35
                             34            12.32
                             35            12.51
                             36            13.28
                             37           190.58
                             38           164.57
                             39            27.74
                             40            26.79
                             41            27.09
                             42            25.66
                             43            25.12
                             44            25.41
                             45            24.45
                             46            25.62
                             47            24.32
                             48            23.85
                             49            25.90
                             50            22.96
                             51            23.59
                             52            22.86
                             53            23.22
                             54            22.08
                             55            21.70
                             56            22.05
                             57            21.19
                             58            21.86
                             59            20.83
                             60            20.50
                             61            22.49
                             62            20.29
                             63            20.95
                             64            20.25
                             65            20.89
                             66            20.19
                             67            20.17
                             68            20.81
                             69            20.13
                             70            20.77
                             71            20.07

      Assumptions: Static Indices: 1mL=20.0% 6mL=20.0%

      10% Optional Cleanup Call Based On Pricing Prepayment Assumption

      *Includes any payments made from the applicable Interest Rate Cap
      Agreement

                                  BEAR STEARNS
                                        8
This information should be considered only after reading Bear Stearns' Statement
Regarding Free Writing Prospectus (the "Statement"), which should be attached.
Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC1     $1,378,474,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                          JANUARY 23, 2006
--------------------------------------------------------------------------------

                         CLASS M EFFECTIVE MAXIMUM RATE*

                        --------------------------------
                          PERIOD        CLASS M AFC
                        --------------------------------
                             1               --
                             2              9.50
                             3              9.50
                             4              9.50
                             5              9.50
                             6              9.50
                             7              9.50
                             8              9.50
                             9              9.50
                             10             9.50
                             11             9.50
                             12             9.50
                             13             9.50
                             14             9.50
                             15             9.50
                             16             9.50
                             17             9.50
                             18             9.50
                             19             9.50
                             20             9.50
                             21             9.50
                             22             9.50
                             23             9.50
                             24             9.50
                             25             9.50
                             26             9.50
                             27             9.50
                             28             9.50
                             29             9.50
                             30             9.50
                             31             9.50
                             32             9.50
                             33             9.50
                             34             9.50
                             35             9.50
                             36             9.50
                             37             9.57
                             38             9.50
                             39             9.50
                             40             9.75
                             41            10.07
                             42             9.74
                             43             9.73
                             44            10.05
                             45            10.00
                             46            11.00
                             47            10.64
                             48            10.63
                             49            11.75
                             50            10.60
                             51            11.19
                             52            11.18
                             53            11.55
                             54            11.16
                             55            11.15
                             56            11.50
                             57            11.29
                             58            11.90
                             59            11.50
                             60            11.48
                             61            12.70
                             62            11.45
                             63            11.83
                             64            11.43
                             65            11.79
                             66            11.39
                             67            11.37
                             68            11.73
                             69            11.35
                             70            11.71
                             71            11.31

      Assumptions: Static Indices: 1mL=20.0% 6mL=20.0%

      10% Optional Cleanup Call Based On Pricing Prepayment Assumption

      *Includes any payments made from the applicable Interest Rate Cap
      Agreement

                                  BEAR STEARNS
                                        9
This information should be considered only after reading Bear Stearns' Statement
Regarding Free Writing Prospectus (the "Statement"), which should be attached.
Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC1     $1,378,474,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                          JANUARY 23, 2006
--------------------------------------------------------------------------------

                         ASSUMED MONTHLY EXCESS INTEREST

                  --------------------------------------------
                     PERIOD     STATIC LIBOR  FORWARD LIBOR
                  --------------------------------------------
                        1            --             --
                        2           2.02           1.93
                        3           2.17           2.01
                        4           2.03           1.80
                        5           2.17           1.90
                        6           2.03           1.73
                        7           2.03           1.75
                        8           2.17           1.93
                        9           2.03           1.79
                        10          2.17           1.95
                        11          2.03           1.81
                        12          2.03           1.84
                        13          2.46           2.32
                        14          2.03           1.91
                        15          2.18           2.08
                        16          2.03           1.95
                        17          2.18           2.10
                        18          2.04           1.97
                        19          2.04           1.98
                        20          2.18           2.13
                        21          2.10           2.06
                        22          2.69           2.65
                        23          2.54           2.50
                        24          2.53           2.49
                        25          2.81           2.77
                        26          2.53           2.49
                        27          2.72           2.69
                        28          2.98           2.94
                        29          3.13           3.09
                        30          2.98           2.93
                        31          2.98           2.93
                        32          3.14           3.08
                        33          3.32           3.24
                        34          4.12           4.00
                        35          3.99           3.86
                        36          4.00           3.87
                        37          4.46           4.33
                        38          3.85           3.70
                        39          4.09           3.95
                        40          4.30           4.15
                        41          4.50           4.35
                        42          4.36           4.19
                        43          4.36           4.19
                        44          4.52           4.34
                        45          4.48           4.30
                        46          4.76           4.59
                        47          4.60           4.41
                        48          4.60           4.40
                        49          5.06           4.88
                        50          4.59           4.39
                        51          4.73           4.55
                        52          4.57           4.39
                        53          4.72           4.54
                        54          4.56           4.36
                        55          4.56           4.35
                        56          4.70           4.51
                        57          4.55           4.35
                        58          4.70           4.52
                        59          4.54           4.35
                        60          4.53           4.34
                        61          4.99           4.81
                        62          4.52           4.32
                        63          4.67           4.48
                        64          4.51           4.31
                        65          4.65           4.46
                        66          4.48           4.28
                        67          4.47           4.27
                        68          4.62           4.42
                        69          4.45           4.25
                        70          4.60           4.41
                        71          4.43           4.23

--------------------------------------------------------------------------------
      Assumptions:

      1.  Run at pricing prepayment assumption

      2.  Excess (30/360)

      3.  Static Indices: 1mL = 4.48%; 6mL = 4.72%

      4.  Forward 1mL used for Certificates, Forward 6mL used for collateral

      5.  10% optional clean-up call

                                  BEAR STEARNS
                                       10
This information should be considered only after reading Bear Stearns' Statement
Regarding Free Writing Prospectus (the "Statement"), which should be attached.
Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC1     $1,378,474,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                          JANUARY 23, 2006
--------------------------------------------------------------------------------

                  BREAKEVEN (LAST CDR PRIOR TO 1ST DOLLAR LOSS)

                 ---------------------------------------------
                                CDR BE                 CUM
                    BOND         RATE       WAL        LOSS
                 ---------------------------------------------
                     M-1        33.58       5.37      22.36
                     M-2        26.77       6.20      19.39
                     M-3        23.25       7.45      17.64
                     M-4        20.24       8.03      16.01
                     M-5        17.68       8.63      14.51
                     M-6        15.44       9.20      13.11
                     M-7        13.40       9.76      11.74
                     M-8        11.86      10.54      10.65
                     M-9        10.60      11.03      9.72

      ASSUMPTIONS:

      1.  Trigger event is always in effect

      2.  40 % loss severity

      3.  6 months lag

      4.  Pricing prepayment assumption

      5.  Certificates use 1-month LIBOR forward and collateral uses 6-month
          LIBOR forward

      6.  P&I advance

                                  BEAR STEARNS
                                       11
This information should be considered only after reading Bear Stearns' Statement
Regarding Free Writing Prospectus (the "Statement"), which should be attached.
Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.